                                                              Exhibit 10.9

                                 AMENDMENT NO. 1

                                       TO

                             STOCKHOLDERS AGREEMENT

THIS AMENDMENT (the "AMENDMENT") is entered into as of March 31, 2000, among PF.Net Holdings, Limited, a Delaware corporation (the "COMPANY"), Odyssey Investment Partners Fund, LP ("ODYSSEY"), Koch Telecom Ventures, Inc. ("KOCH"), PF Telecom Holdings, LLC ("PF TELECOM") and UBS Capital II LLC ("UBS" and, together with Odyssey, PF Telecom and Koch, the "INITIAL INVESTORS").

WHEREAS, the Company, the Initial Investors, John Warta, Karen Irwin, Treg Ventures LLC, GLW Ventures LLC, Georgiana Warta, Odyssey Coinvestors, LLC, Warburg Dillon Read LLC, Credit Suisse First Boston and Lucent Technologies Inc. entered into a Stockholders Agreement, dated as of October 29, 1999 (the "STOCKHOLDERS AGREEMENT"; capitalized terms used herein without definition having the meanings given to such terms in the Stockholders Agreement).

WHEREAS, pursuant to the Subscription Agreement (the "SUBSCRIPTION AGREEMENT"), dated as of October 29, 1999, among the Company, Odyssey, Odyssey Coinvestors, LLC and UBS, Odyssey intends to assign a portion of its Commitment (as defined in the Subscription Agreement) to First Union Capital Partners, LLC ("FIRST UNION").

WHEREAS, the Company and the Initial Investors desire to amend the Stockholders Agreement by replacing the definition of "Permitted Odyssey Co-Investor Transferee" in its entirety in order to include in such definition, with respect to First Union, any corporation, partnership, limited liability company or other entity which is a direct or indirect Subsidiary of First Union Corporation.

WHEREAS, Section 19 of the Stockholders Agreement provides that the consent of the Initial Investors shall be required for any amendment of the provisions of the Stockholders Agreement.

NOW THEREFORE, the following amendment is hereby made to Section 1 of the Stockholders Agreement:

The term "Permitted Odyssey Co-Investor Transferee" is hereby replaced in its entirety with the following:

     "PERMITTED ODYSSEY CO-INVESTOR TRANSFEREE" means with respect to any Odyssey Co-Investor, any corporation, partnership, limited liability company or other entity which is a Subsidiary of such Odyssey Co-Investor; provided that
(i) with respect to UBS Capital, such term shall include any corporation, partnership, limited liability company or other entity which is a direct or indirect Subsidiary of UBS AG and (ii) with respect to First Union Capital Partners, LLC, such term shall include any corporation, partnership, limited liability company or other entity which is a direct or indirect Subsidiary of First Union Corporation."

IN WITNESS WHEREOF, the Company and each of the Initial Investors have executed this Amendment as of the date first referenced above.


                                  PF.NET HOLDINGS, LIMITED


                                  By: /S/  STEPHEN IRWIN
                                     -------------------------------------------
                                     Name:  Stephen Irwin
                                     Title: Vice Chairman and Executive Vice
                                            President


                                  ODYSSEY INVESTMENT PARTNERS FUND, LP


                                  By:  ODYSSEY CAPITAL PARTNERS,
                                  LLC, itsgeneral partner


                                  By: /S/  MUZZAFAR MIRZA
                                     ------------------------------------------
                                      Name:  Muzzafar Mirza
                                      Title: Managing Member


                                  KOCH TELECOM VENTURES, INC.


                                  By: /S/  GEORGE DAMIRIS
                                     -------------------------------------------
                                      Name:  George Damiris
                                      Title: Vice President


                                  UBS CAPITAL II LLC


                                  By: /S/  JASON PERKINS
                                     -------------------------------------------
                                      Name:  Jason Perkins
                                      Title: Principal


                                  PF TELECOM HOLDINGS, LLC


                                  By: /S/  STEPHEN IRWIN
                                     -------------------------------------------
                                      Name:  Stephen Irwin
                                      Title: